The First Trust Special Situations Trust, Series 183

         Supplement to the Prospectus dated March 3, 1997

Notwithstanding anything to the contrary in the Prospectus, the Net Dealer Concession as a percentage of the Public Offering Price per Unit payable to broker/dealers and other selling agents shall be 1.90% with respect to individual sales of $50,000 but less than $100,000, 1.65% with respect to individual sales of $100,000 but less than $150,000 and 1.30% with respect to individual sales of $150,000 but less than $1,000,000.

March 5, 1997